                                                                    EXHIBIT 99.2

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 20, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE      FULL DOC  FULL-ALT DOC  LIMITED DOC  LITE DOC  STATED DOC  STRMLINED DOC  ALL DOCS    WAC   AVG PRIN BAL CURRENT LTV
----------      --------  ------------  -----------  --------  ----------  -------------  --------    ---   ------------ -----------
(50 increment)
NOT AVAILABLE     0.02%      0.01%        0.00%       0.00%      0.03%         0.00%        0.06%    6.361%  229,743.37    75.28%
451 TO 500        0.04%      0.01%        0.00%       0.01%      0.01%         0.00%        0.07%    7.606%  153,956.40    72.65%
501 TO 550        4.27%      0.18%        0.40%       0.09%      0.80%         0.02%        5.77%    7.592%  171,351.65    76.98%
551 TO 600       10.66%      0.69%        1.20%       0.41%      2.31%         0.17%       15.45%    7.082%  170,344.36    81.01%
601 TO 650       17.18%      1.98%        3.22%       1.36%      4.94%         4.44%       33.12%    6.759%  176,278.03    82.17%
651 TO 700       11.47%      2.04%        2.30%       1.01%      3.81%         6.76%       27.38%    6.591%  183,649.37    82.81%
701 TO 750        6.04%      0.41%        0.95%       0.42%      1.68%         2.87%       12.37%    6.296%  194,704.70    82.06%
751 TO 800        2.92%      0.17%        0.36%       0.14%      0.74%         1.22%        5.55%    6.152%  204,250.42    78.38%
801 TO 850        0.14%      0.00%        0.00%       0.00%      0.03%         0.06%        0.23%    5.980%  247,684.54    75.54%
                 -----       ----         ----        ----      -----         -----       ------     -----   ----------    -----
TOTAL            52.75%      5.50%        8.42%       3.45%     14.34%        15.54%      100.00%    6.718%  180,605.77    81.61%
                 -----       ----         ----        ----      -----         -----       ------     -----   ----------    -----

LTV & FICO

CURRENT LTV     FICO <500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL AVG PRIN BAL  WAC  GROSS MARGIN LIMITED DOC
-----------     --------- ------- ------- ------- ------- ------- ------- -------  ----- ------------  ---  ------------ -----------
(10 increment)
0.01 TO 10.00    0.00%     0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   74,691.90  5.875    4.875        0.000%
10.01 TO 20.00   0.00%     0.00%   0.01%   0.01%   0.01%   0.00%   0.00%   0.00%   0.03%   66,995.33  6.611    6.128        0.000%
20.01 TO 30.00   0.00%     0.00%   0.04%   0.02%   0.03%   0.01%   0.03%   0.00%   0.13%  127,783.00  6.022    6.143        3.051%
30.01 TO 40.00   0.01%     0.03%   0.10%   0.09%   0.10%   0.06%   0.05%   0.01%   0.47%  144,825.78  6.158    5.560        7.724%
40.01 TO 50.00   0.00%     0.12%   0.19%   0.29%   0.14%   0.12%   0.11%   0.01%   0.98%  170,792.92  6.221    5.735        7.894%
50.01 TO 60.00   0.00%     0.26%   0.39%   0.70%   0.49%   0.19%   0.26%   0.01%   2.29%  191,808.50  6.245    5.762        5.556%
60.01 TO 70.00   0.03%     0.98%   1.42%   2.03%   1.02%   0.65%   0.50%   0.01%   6.65%  212,906.02  6.328    5.793        4.483%
70.01 TO 80.00   0.09%     2.12%   6.01%  16.82%  15.07%   7.18%   3.32%   0.15%  50.75%  228,550.39  6.224    5.663        7.710%
80.01 TO 90.00   0.01%     2.15%   5.00%   7.01%   5.19%   1.97%   0.62%   0.03%  21.98%  217,745.17  6.685    6.282       10.618%
90.01 TO 100.00  0.00%     0.11%   2.28%   6.15%   5.32%   2.19%   0.65%   0.02%  16.72%   94,433.63  8.533    6.662        9.768%
                 ----      ----   -----   -----   -----   -----    ----    ----   ------  ----------  -----    -----        -----
TOTAL            0.13%     5.77%  15.45%  33.12%  27.38%  12.37%   5.55%   0.23%  100.00% 180,605.77  6.718    5.918        8.423%
                 ----      ----   -----   -----   -----   -----    ----    ----   ------  ----------  -----    -----        -----

CURRENT LTV      STATED DOC
-----------      ----------
(10 increment)
0.01 TO 10.00      0.000%
10.01 TO 20.00    52.616%
20.01 TO 30.00    34.386%
30.01 TO 40.00    38.860%
40.01 TO 50.00    33.534%
50.01 TO 60.00    34.191%
60.01 TO 70.00    37.024%
70.01 TO 80.00    13.186%
80.01 TO 90.00    17.359%
90.01 TO 100.00    0.132%
                  ------
TOTAL             14.345%
                  ------

PRIN BALANCE & FICO

PRIN BALANCE        FICO <=500 501-550 551-600  601-650  651-700  701-750  751-800 801-850  TOTAL   CURRENT LTV   WAC   GROSS MARGIN
------------        ---------- ------- -------  -------  -------  -------  ------- -------  -----   -----------   ---   ------------
(50,000 increments)
1 TO 50,000          0.00%      0.05%   0.34%    0.98%    0.79%    0.31%    0.12%   0.00%    2.59%    96.54%     10.376    7.012
50,001 TO 100,000    0.01%      0.61%   1.43%    2.79%    2.23%    0.93%    0.37%   0.00%    8.39%    87.70%      8.511    6.489
100,001 TO 150,000   0.02%      0.95%   2.52%    3.98%    3.03%    1.17%    0.49%   0.02%   12.17%    82.38%      7.213    6.135
150,001 TO 200,000   0.03%      1.11%   2.25%    4.58%    3.28%    1.30%    0.58%   0.03%   13.16%    79.93%      6.661    6.077
200,001 TO 250,000   0.04%      0.93%   2.21%    4.09%    3.18%    1.36%    0.61%   0.01%   12.42%    79.65%      6.421    5.948
250,001 TO 300,000   0.02%      0.79%   1.80%    3.98%    3.28%    1.51%    0.74%   0.03%   12.16%    80.14%      6.301    5.871
300,001 TO 350,000   0.01%      0.46%   1.57%    3.21%    2.47%    1.41%    0.46%   0.01%    9.60%    81.21%      6.298    5.885
350,001 TO 400,000   0.00%      0.42%   1.06%    2.33%    2.43%    1.14%    0.57%   0.03%    7.97%    80.69%      6.228    5.825
400,001 TO 450,000   0.00%      0.16%   0.84%    1.81%    1.25%    0.90%    0.47%   0.07%    5.51%    82.29%      6.308    5.897
450,001 TO 500,000   0.00%      0.17%   0.68%    1.76%    1.74%    0.82%    0.41%   0.00%    5.58%    79.85%      6.147    5.708
500,001 TO 550,000   0.00%      0.09%   0.25%    1.08%    1.13%    0.52%    0.29%   0.02%    3.39%    79.33%      5.967    5.648
550,001 TO 600,000   0.00%      0.00%   0.27%    1.21%    0.92%    0.37%    0.15%   0.00%    2.92%    81.31%      5.981    5.542
600,001 TO 650,000   0.00%      0.03%   0.11%    0.30%    0.68%    0.16%    0.11%   0.00%    1.38%    80.16%      6.070    5.633
650,001 TO 700,000   0.00%      0.00%   0.06%    0.46%    0.44%    0.17%    0.03%   0.00%    1.16%    79.11%      6.078    5.729
700,001 TO 750,000   0.00%      0.00%   0.03%    0.28%    0.34%    0.15%    0.13%   0.00%    0.94%    80.21%      5.943    5.502
750,001 TO 800,000   0.00%      0.00%   0.00%    0.24%    0.07%    0.10%    0.00%   0.00%    0.40%    80.24%      5.827    5.207
800,001 TO 850,000   0.00%      0.00%   0.04%    0.04%    0.04%    0.00%    0.04%   0.00%    0.14%    73.66%      6.346    5.165
850,001 TO 900,000   0.00%      0.00%   0.00%    0.00%    0.08%    0.04%    0.00%   0.00%    0.11%    75.86%      5.704    4.000
                     ----       ----   -----    -----    -----    -----     ----    ----   ------     -----       -----    -----
TOTAL                0.13%      5.77%  15.45%   33.12%   27.38%   12.37%    5.55%   0.23%  100.00%    81.61%      6.718    5.918
                     ----       ----   -----    -----    -----    -----     ----    ----   ------     -----       -----    -----

PRIN BALANCE         LIMITED DOC   STATED DOC
------------         -----------   ----------
(50,000 increments)
1 TO 50,000             5.80%        2.52%
50,001 TO 100,000       5.60%        7.48%
100,001 TO 150,000      7.16%       11.08%
150,001 TO 200,000      6.73%       14.78%
200,001 TO 250,000      6.30%       16.21%
250,001 TO 300,000      7.30%       16.07%
300,001 TO 350,000      7.27%       19.49%
350,001 TO 400,000      7.18%       18.31%
400,001 TO 450,000      7.98%       17.51%
450,001 TO 500,000     15.05%       14.41%
500,001 TO 550,000     11.98%       15.37%
550,001 TO 600,000     16.17%       13.43%
600,001 TO 650,000     23.36%       13.82%
650,001 TO 700,000     15.04%        7.47%
700,001 TO 750,000     33.82%        3.24%
750,001 TO 800,000     33.36%        8.50%
800,001 TO 850,000      0.00%       24.97%
850,001 TO 900,000      0.00%        0.00%
                        ----        -----
TOTAL                   8.42%       14.35%
                        ----        -----

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM  <=500  501-550 551-600 601-650  651-700  701-750  751-800 801-850  TOTAL   CURRENT LTV  WAC    GROSS MARGIN
-----------------------  -----  ------- ------- -------  -------  -------  ------- -------  -----   -----------  ---    ------------
(whatever increments)
0                        0.00%  1.58%    3.19%   6.47%    5.33%    2.19%    1.09%   0.06%   19.91%    83.54%    7.1901    6.1327
12                       0.00%  0.20%    0.88%   1.96%    1.21%    0.55%    0.32%   0.00%    5.12%    79.94%    6.6687    5.9439
24                       0.07%  3.28%    8.42%  16.75%   13.64%    5.91%    2.26%   0.09%   50.43%    82.13%    6.5279    5.8639
36                       0.06%  0.70%    2.96%   7.91%    7.19%    3.72%    1.89%   0.09%   24.51%    79.33%    6.7375    5.8131
60                       0.00%  0.00%    0.00%   0.02%    0.00%    0.00%    0.00%   0.00%    0.02%    79.60%    7.0000    5.1250
                         ----   ----    -----   -----    -----    -----     ----    ----   ------     -----     ------    ------
TOTAL                    0.13%  5.77%   15.45%  33.12%   27.38%   12.37%    5.55%   0.23%  100.00%    81.61%    6.7185    5.9183
                         ----   ----    -----   -----    -----    -----     ----    ----   ------     -----     ------    ------

PREPAYMENT PENALTY TERM   AVG PRIN BAL  LIMITED DOC   STATED DOC
-----------------------   ------------  -----------   ----------
(whatever increments)
0                          150,881.43     7.83%         13.55%
12                         242,017.85    11.42%         18.63%
24                         200,157.36     8.83%         11.92%
36                         164,983.06     7.45%         19.10%
60                         577,105.56     0.00%          0.00%
                           ----------     ----          -----
TOTAL                      180,605.77     8.42%         14.35%
                           ----------     ----          -----

MORTG RATES & FICO

MORTG RATES        FICO <=500  501-550  551-600  601-650 651-700  701-750  751-800 801-850  TOTAL  CURRENT LTV   WAC   GROSS MARGIN
-----------        ----------  -------  -------  ------- -------  -------  ------- -------  -----  -----------   ---   ------------
(50 bps increment)
3.501 TO 4.000      0.00%       0.00%    0.00%    0.00%   0.02%    0.04%    0.04%   0.00%    0.10%   79.90%      3.990    4.4034
4.001 TO 4.500      0.00%       0.00%    0.00%    0.11%   0.07%    0.26%    0.12%   0.01%    0.57%   77.27%      4.438    4.6009
4.501 TO 5.000      0.00%       0.00%    0.04%    0.77%   1.50%    1.24%    0.68%   0.04%    4.26%   77.90%      4.892    4.9053
5.001 TO 5.500      0.01%       0.02%    0.40%    3.23%   3.61%    2.09%    1.01%   0.02%   10.40%   77.90%      5.349    5.2237
5.501 TO 6.000      0.01%       0.18%    1.86%    7.55%   6.50%    3.21%    1.49%   0.10%   20.90%   78.14%      5.857    5.5574
6.001 TO 6.500      0.00%       0.59%    3.24%    7.33%   6.01%    2.28%    1.01%   0.03%   20.49%   79.57%      6.329    5.8837
6.501 TO 7.000      0.06%       1.02%    3.75%    6.44%   4.15%    1.20%    0.48%   0.01%   17.10%   82.06%      6.822    6.2431
7.001 TO 7.500      0.02%       1.15%    2.25%    2.39%   1.58%    0.47%    0.17%   0.00%    8.03%   82.21%      7.316    6.5943
7.501 TO 8.000      0.03%       1.31%    2.01%    1.70%   0.85%    0.25%    0.06%   0.00%    6.20%   83.37%      7.803    6.8179
8.001 TO 8.500      0.01%       0.72%    0.79%    0.56%   0.27%    0.37%    0.15%   0.00%    2.87%   86.63%      8.318    7.2661
8.501 TO 9.000      0.00%       0.46%    0.40%    0.28%   0.47%    0.28%    0.07%   0.00%    1.96%   90.84%      8.816    7.5842
9.001 TO 9.500      0.00%       0.18%    0.14%    0.17%   0.45%    0.09%    0.04%   0.01%    1.08%   94.62%      9.375    7.6712
9.501 TO 10.000     0.00%       0.11%    0.10%    0.46%   0.56%    0.25%    0.10%   0.00%    1.59%   97.25%      9.876    7.9755
10.001 TO 10.500    0.00%       0.03%    0.09%    0.39%   0.36%    0.07%    0.03%   0.00%    0.96%   98.27%     10.412    8.3914
10.501 TO 11.000    0.00%       0.01%    0.16%    1.19%   0.68%    0.19%    0.07%   0.00%    2.31%   98.92%     10.859    8.1250
11.001 TO 11.500    0.00%       0.00%    0.04%    0.08%   0.05%    0.02%    0.00%   0.00%    0.19%   99.46%     11.314         -
11.501 TO 12.000    0.00%       0.00%    0.05%    0.20%   0.07%    0.01%    0.00%   0.00%    0.33%   98.72%     11.951         -
12.001 TO 12.500    0.00%       0.00%    0.02%    0.09%   0.04%    0.04%    0.02%   0.00%    0.21%   99.56%     12.354         -
12.501 TO 13.000    0.00%       0.00%    0.10%    0.19%   0.12%    0.02%    0.00%   0.00%    0.43%   99.70%     12.857         -
13.001 TO 13.500    0.00%       0.00%    0.00%    0.00%   0.00%    0.00%    0.00%   0.00%    0.00%   99.93%     13.154         -
13.501 TO 14.000    0.00%       0.00%    0.00%    0.00%   0.00%    0.00%    0.00%   0.00%    0.00%   99.98%     13.795         -
                    ----        ----     -----   -----   -----    -----     ----    ----   ------    -----     -------    ------
TOTAL:              0.13%       5.77%    15.45%  33.12%  27.38%   12.37%    5.55%   0.23%  100.00%   81.61%    6.71848    5.9183
                    ----        ----     -----   -----   -----    -----     ----    ----   ------    -----     -------    ------

MORTG RATES          AVG PRIN BAL  LIMITED DOC    STATED DOC
-----------          ------------  -----------    ----------
(50 bps increment)
3.501 TO 4.000        258,513.97     0.00%          0.00%
4.001 TO 4.500        313,271.67    10.67%          4.33%
4.501 TO 5.000        298,461.07    10.59%          4.19%
5.001 TO 5.500        280,972.90    10.58%         10.94%
5.501 TO 6.000        256,913.07     8.25%         15.88%
6.001 TO 6.500        233,264.65     7.73%         16.83%
6.501 TO 7.000        208,857.52     7.66%         18.81%
7.001 TO 7.500        188,398.76     8.89%         16.46%
7.501 TO 8.000        162,156.99     7.29%         17.94%
8.001 TO 8.500        115,820.07     8.30%         11.33%
8.501 TO 9.000         85,625.73    12.89%          5.27%
9.001 TO 9.500         70,536.94     8.63%          2.02%
9.501 TO 10.000        69,751.34    10.23%          3.05%
10.001 TO 10.500       60,099.88     5.28%          2.50%
10.501 TO 11.000       63,144.56     7.80%          1.73%
11.001 TO 11.500       35,080.86     3.29%          3.30%
11.501 TO 12.000       42,718.39     5.68%          2.67%
12.001 TO 12.500       46,495.96     5.14%          2.07%
12.501 TO 13.000       36,805.45     3.14%          0.54%
13.001 TO 13.500       27,523.72     0.00%          0.00%
13.501 TO 14.000       55,552.95     0.00%          0.00%
                      ----------     ----          -----
TOTAL:                180,605.77     8.42%         14.35%
                      ----------     ----          -----

MORTG RATES & LTV

MORTG RATES        LTV 0-10 LTV 11-20 21-30 31-40 41-50 51-60 61-70 71-80  81-90   91-100  TOTAL    AVG FICO GROSS MARGIN
-----------        -------- --------- ----- ----- ----- ----- ----- -----  -----   ------  -----    -------- ------------
(50 bps increment)
3.501 TO 4.000      0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.10%  0.00%   0.00%   0.10%    738.280   4.403
4.001 TO 4.500      0.00%    0.00%    0.00% 0.01% 0.00% 0.02% 0.01%  0.50%  0.02%   0.00%   0.57%    714.360   4.601
4.501 TO 5.000      0.00%    0.00%    0.02% 0.02% 0.06% 0.07% 0.27%  3.18%  0.60%   0.03%   4.26%    697.310   4.905
5.001 TO 5.500      0.00%    0.00%    0.02% 0.07% 0.15% 0.30% 0.84%  7.32%  1.42%   0.28%  10.40%    675.490   5.224
5.501 TO 6.000      0.00%    0.01%    0.03% 0.14% 0.30% 0.67% 1.94% 12.80%  3.95%   1.05%  20.90%    662.350   5.557
6.001 TO 6.500      0.00%    0.00%    0.03% 0.12% 0.21% 0.64% 1.50% 11.33%  5.07%   1.59%  20.49%    647.810   5.884
6.501 TO 7.000      0.00%    0.01%    0.01% 0.02% 0.12% 0.30% 0.94%  8.31%  4.94%   2.46%  17.10%    632.040   6.243
7.001 TO 7.500      0.00%    0.00%    0.01% 0.03% 0.07% 0.14% 0.52%  3.62%  2.36%   1.28%   8.03%    616.170   6.594
7.501 TO 8.000      0.00%    0.01%    0.01% 0.03% 0.04% 0.14% 0.37%  2.26%  1.91%   1.45%   6.20%    600.230   6.818
8.001 TO 8.500      0.00%    0.00%    0.00% 0.01% 0.02% 0.02% 0.12%  0.80%  0.89%   1.01%   2.87%    611.430   7.266
8.501 TO 9.000      0.00%    0.00%    0.00% 0.00% 0.00% 0.01% 0.07%  0.35%  0.45%   1.08%   1.96%    623.570   7.584
9.001 TO 9.500      0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.02%  0.12%  0.13%   0.80%   1.08%    638.240   7.671
9.501 TO 10.000     0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.02%  0.04%  0.12%   1.40%   1.59%    659.450   7.976
10.001 TO 10.500    0.00%    0.00%    0.00% 0.00% 0.01% 0.00% 0.00%  0.01%  0.02%   0.91%   0.96%    648.890   8.391
10.501 TO 11.000    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.01%  0.01%  0.07%   2.23%   2.31%    649.690   8.125
11.001 TO 11.500    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.01%   0.19%   0.19%    644.200       -
11.501 TO 12.000    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.02%   0.31%   0.33%    638.190       -
12.001 TO 12.500    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%   0.20%   0.21%    665.800       -
12.501 TO 13.000    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%   0.43%   0.43%    633.870       -
13.001 TO 13.500    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%   0.00%   0.00%    632.180       -
13.501 TO 14.000    0.00%    0.00%    0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%   0.00%   0.00%    678.010       -
                    ----     ----     ----  ----  ----  ----  ----  -----  -----   -----   ------    -------   -----
TOTAL:              0.00%    0.03%    0.13% 0.47% 0.98% 2.29% 6.65% 50.75% 21.98%  16.72%  100.00%   646.670   5.918
                    ----     ----     ----  ----  ----  ----  ----  -----  -----   -----   ------    -------   -----

MORTG RATES         AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------         ------------  -----------  ----------
(50 bps increment)
3.501 TO 4.000       258,513.97     0.00%        0.00%
4.001 TO 4.500       313,271.67    10.67%        4.33%
4.501 TO 5.000       298,461.07    10.59%        4.19%
5.001 TO 5.500       280,972.90    10.58%       10.94%
5.501 TO 6.000       256,913.07     8.25%       15.88%
6.001 TO 6.500       233,264.65     7.73%       16.83%
6.501 TO 7.000       208,857.52     7.66%       18.81%
7.001 TO 7.500       188,398.76     8.89%       16.46%
7.501 TO 8.000       162,156.99     7.29%       17.94%
8.001 TO 8.500       115,820.07     8.30%       11.33%
8.501 TO 9.000        85,625.73    12.89%        5.27%
9.001 TO 9.500        70,536.94     8.63%        2.02%
9.501 TO 10.000       69,751.34    10.23%        3.05%
10.001 TO 10.500      60,099.88     5.28%        2.50%
10.501 TO 11.000      63,144.56     7.80%        1.73%
11.001 TO 11.500      35,080.86     3.29%        3.30%
11.501 TO 12.000      42,718.39     5.68%        2.67%
12.001 TO 12.500      46,495.96     5.14%        2.07%
12.501 TO 13.000      36,805.45     3.14%        0.54%
13.001 TO 13.500      27,523.72     0.00%        0.00%
13.501 TO 14.000      55,552.95     0.00%        0.00%
                     ----------     ----        -----
TOTAL:               180,605.77     8.42%       14.35%
                     ----------     ----        -----